EXHIBIT 21
                                                                      ----------

                         SUBSIDIARIES OF THE REGISTRANT
                         ------------------------------

                                                           JURISDICTION OF
                                                           ---------------
                                                          INCORPORATION OR
                                                          ----------------
NAME OF SUBSIDIARY                                          ORGANIZATION
------------------                                          ------------

Old National Bank in Evansville                       United States of America
The Merchants National Bank of Terre Haute            United States of America
First-Citizens Bank & Trust Company                   Indiana
ONB Bloomington                                       United States of America
Security Bank & Trust Company                         Indiana
Farmers Bank & Trust Company                          Kentucky
The Peoples National Bank in Lawrenceville            United States of America
First State Bank of Greenville                        Kentucky
Morganfield National Bank                             United States of America
The First National Bank of Harrisburg                 United States of America
Farmers Bank & Trust Company                          Kentucky
United Southwest Bank                                 Indiana
Bank of Western Indiana                               Indiana
Palmer-American National Bank of Danville             United States of America
Dubois County Bank                                    Indiana
City National Bank                                    United States of America
Orange County Bank                                    Indiana
The First National Bank of Oblong                     United States of America
National Bank of Carmi                                United States of America
Indiana Old National Insurance Company                Arizona
Old National Realty Company, Inc.                     Indiana
Old National Service Corporation                      Indiana
Old National Trust Company                            Indiana
Old National Trust Company, Illinois                  Illinois
Old National Trust Company, Kentucky                  Kentucky
ONB Finance Company, Inc.                             Indiana